                          MARKWEST HYDROCARBON, INC.
                  1996 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

     Section 1.  Purpose of the Plan.  The purpose of this MarkWest Hydrocarbon,
                 -------------------
Inc. 1996 Nonemployee Director Stock Option Plan is to promote the interests of the Company by enhancing its ability to attract and retain the services of experienced and knowledgeable independent directors and by providing additional incentive for these directors to increase their interest in the Company's long-term success and progress. None of the options granted hereunder shall be "incentive stock options" within the meaning of Section 422 of the Code (as hereinafter defined).

     Section 2.  Definitions.  As used herein, the following definitions shall
                 -----------
apply:

          (a)    "Board" shall mean the Board of Directors of the Company.
                  -----

          (b)    "Code" shall mean the Internal Revenue Code of 1986, as
                  ----
     amended.

          (c)    "Committee" shall mean a committee of two or more persons
                  ---------
     appointed by the Board of Directors of the Company.

          (d)    "Common Stock" shall mean the Common Stock, $.01 par value, of
                  ------------
     the Company.

          (e)    "Company" shall mean MarkWest Hydrocarbon, Inc., a Delaware
                  -------
     corporation.

          (f)    "Continuous Status as a Director" shall mean the absence of any
                  -------------------------------
     interruption or termination of service as a Director.

          (g)    "Director" shall mean a member of the Board.
                  --------

          (h)    "Employee" shall mean any person, including officers and
                  --------
     Directors, employed by the Company or any parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

          (i)    "Exchange Act" shall mean the Securities Exchange Act of 1934,
                  ------------
     as amended.

          (j)    "Fair Market Value" the Fair Market Value of a Share shall be
                  -----------------
     determined by the Committee in its discretion; provided, however, that
                                                    --------  -------
     where there is a public market for the Common Stock, the fair market value per Share shall be the closing price of the Common Stock in the over-
     the-
     counter market on the date of grant, as reported in The Wall Street
                                                         ---------------
     Journal (or, if not so reported, as otherwise reported by the National
     -------
     Association of Securities Dealers Automated Quotation ("NASDAQ") System or, in the event the Common Stock is traded on the NASDAQ National Market System or listed on a stock exchange, the fair market value per Share shall be the closing price on such system or exchange on the date of grant of the Option, as reported in The Wall Street Journal).
                            -----------------------

          (k)    "Option" shall mean a stock option granted pursuant to the
                  ------
     Plan.

          (l)    "Optioned Stock" shall mean the Common Stock subject to an
                  --------------
     Option.

          (m)    "Optionee" shall mean an Outside Director who receives an
                  --------
     Option.

          (n)    "Outside Director" shall mean a Director who is not an
                  ----------------
     Employee.

          (o)    "Parent" shall mean a "parent corporation," whether now or
                  ------
     hereafter existing, as defined in Section 425(e) of the Code.

          (p)    "Plan" shall mean this 1996 Nonemployee Director Stock Option
                  ----
     Plan.

          (q)    "Shares" shall mean shares of the Common Stock, as adjusted in
                  ------
     accordance with Section 10 of the Plan.

          (r)    "Subsidiary" shall mean a "subsidiary corporation," whether
                  ----------
     now or hereafter existing, as defined in Section 425(f) of the Code.

     Section 3.  Stock Subject to the Plan.  Subject to the provisions of
                 -------------------------
Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 20,000 Shares of Common Stock. The Shares may be authorized but unissued shares of Common Stock or shares of Common Stock which have been reacquired by the Company. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. If Shares which were acquired upon exercise of an Option are subsequently repurchased by the Company, such Shares shall not in any event be returned to the Plan and shall not become available for future grant under the Plan.

     Section 4.  Administration of and Grants of Options under the Plan.
                 ------------------------------------------------------

          (a)    Administrator.  Except as otherwise required herein, the Plan
                 -------------
     shall be administered by the Committee.

          (b)    Procedure for Grants.  The provisions set forth in this
                 --------------------
     Section 4(b) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options hereunder shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

                 (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors; provided, however, that any individual Outside Director may decline to
          --------  -------
          accept any Option, in whole or in part, that would otherwise be granted to such Outside Director under this Plan.

                 (ii) Norman H. Foster, Barry W. Spector and David R. Whitney shall each receive an Option to purchase 500 Shares on the date the Plan is approved by the Board of Directors, and such Options granted pursuant to this section 4(b)(ii) shall become exercisable in three equal annual installments with the first one-third installment vesting on the first anniversary of the date of grant and the two remaining one-third installments vesting on the second and third anniversary of the date of grant, respectively.

                 (iii) Each new Outside Director shall be automatically granted an Option (an "Initial Grant") to purchase 500 Shares upon the date on which such person first becomes a Director, whether through election by the shareholders of the Company or appointment by the Board of Directors to fill a vacancy. Options granted under this section 4(b)(iii) shall become exercisable in three equal annual installments with the first one-third installment vesting on the first anniversary of the date of the Initial Grant and the two remaining one-third installments vesting on the second and third anniversary of the Initial Grant, respectively.

                 (iv) Each Outside Director shall automatically receive, on the date of each Annual Meeting of Stockholders, beginning with the Annual Meeting of Stockholders held in 1997, an Option to purchase 500 Shares of the Company's Common Stock, such Option to become exercisable one year subsequent to the date of grant; provided,
                                                                --------
          however, that such Option shall only be granted to Outside Directors
          -------
          who have served since the date of the last Annual Meeting of Stockholders and will continue to serve after the date of grant of such Option.

                 (v) The terms of an Option granted hereunder shall be as follows:

                         (A)  the term of the Option shall be three years.

                         (B) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Option.

                         (C) to the extent necessary to comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3"), no Option will be exercisable until a date more than six months subsequent to the date of the grant of that Option.

          (c)    Powers of the Committee.  Subject to the provisions and
                 -----------------------
     restrictions of the Plan, the Committee shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with the Plan, the Fair Market Value of the Common Stock; (ii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 7(a) of the Plan; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (vi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

          (d)    Effect of Committee's Decision.  All decisions, determinations
                 ------------------------------
     and interpretations of the Committee shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

     Section 5.  Eligibility.  Options may be granted only to Outside Directors.
                 -----------
All Options shall be automatically granted in accordance with the terms set forth in Section 4(b) hereof. The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

     Section 6.  Term of Plan.  The Plan shall become effective upon the earlier
                 ------------
of (i) its adoption by the Board or (ii) its approval by the stockholders of the

Company as described in Section 16 of the Plan. The Plan shall continue in effect for a term of five years unless sooner terminated under Section 12 of the Plan.

     Section 7.  Exercise Price and Consideration.
                 --------------------------------

          (a)    Exercise Price.  The per Share exercise price for the Shares
                 --------------
     to be issued pursuant to exercise of an Option shall be 100% of the Fair Market Value per Share on the date of grant of the Option.

          (b)    Form of Consideration.  Subject to compliance with applicable
                 ---------------------
     provisions of Section 16(b) of the Exchange Act, (or other applicable law), the consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee and may consist entirely of (i) cash, (ii) check, (iii) other Shares which (X) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (Y) have a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised,
     (v) delivery (including by facsimile) to the Company or its designated agent of a properly executed irrevocable option exercise notice together with irrevocable instructions to a broker-dealer to sell a sufficient portion of the shares and deliver the sale proceeds directly to the Company to pay for the exercise price, (vi) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (vii) any combination of the foregoing methods of payment or (viii) such other consideration and method of payment for the issuance of Shares as may be permitted under applicable laws. In making any determination as to the type of consideration to accept, the Committee shall consider whether acceptance of such consideration may be reasonably expected to benefit the Company.

     Section 8.  Exercise of Option.
                 ------------------

          (a)    Procedure for Exercise; Rights as a Stockholder.  Any Option
                 -----------------------------------------------
     granted hereunder shall be exercisable at such times as are set forth in
     Section 4(b) hereof; provided, however, that no Options shall be
                          --------  -------
     exercisable until stockholder approval of the Plan in accordance with
     Section 16 hereof has been obtained. An Option may not be exercised for a fraction of a Share. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)    Termination of Status as a Director.  If an Outside Director
                 -----------------------------------
     ceases to serve as a Director, such Outside Director may exercise his/her Option to the extent that he/she was entitled to exercise such Option at the date of such termination. To the extent that such Outside Director was not entitled to exercise an Option at the date of such termination, or if such Outside Director does not exercise such Option (which he/she was entitled to exercise) within the time specified herein, the Option shall terminate.

          (c)    Disability of Optionee.  Notwithstanding the provisions of
                 ----------------------
     Section 8(b) above, in the event an Optionee is unable to continue service as a Director with the Company as a result of such Optionee's total and permanent disability (as defined in Section 22(e)(3) of the Code), such Optionee may exercise his/her Option to the extent entitled to exercise such Option at the date of such termination. To the extent that such Optionee was not entitled to exercise the Option at the date of such termination, or if such Optionee does not exercise such Option (which he/she was entitled to exercise) within the time specified herein, the Option shall terminate.

          (d)    Death of Optionee.  Notwithstanding the provisions of Section
                 -----------------
     8(b) above, in the event of the death of an Optionee:

                 (i) during the term of the Option who is at the time of death a Director of the Company and who has been in Continuous Status as a Director since the date of grant of the Option, the Option may be exercised by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as a Director for six months after the date of death; or

                 (ii) within 30 days after the termination of Continuous Status as a Director, the Option may be exercised by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     Section 9.  Non-Transferability of Options.  The Option may not be sold,
                 ------------------------------
pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. The Option may be exercised, during the lifetime of the Optionee, only by the Optionee.

     Section 10. Adjustments Upon Changes in Capitalization, Dissolution or
                 ----------------------------------------------------------
Merger.
- ------

          (a) In the event that the number of outstanding shares of Common Stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per share of such Options shall be proportionately adjusted, subject to any required action by the Board or stockholders of the Company and compliance with applicable securities laws; provided, however, that no certificate or scrip representing fractional
     --------  -------
     shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be ignored. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

          (b) In the event of a dissolution or liquidation of the Company, a merger in which the Company is not the surviving corporation, a transaction or series of related transactions in which 51% of the then outstanding voting stock is sold or otherwise transferred (including (i) a public announcement that any person has acquired or has the right to acquire beneficial ownership of 51% or more of the then outstanding shares of Common Stock (for this purpose, the terms "person" and "beneficial ownership" shall have the meanings provided in Section 13(d) of the Exchange Act or related rules promulgated by the Securities Exchange Commission) and (ii) the commencement of or public announcement of an intention to make a tender or exchange offer for 51% or more of the then outstanding shares of the

     Common Stock) or the sale of substantially all of the assets of the Company, any or all outstanding Options shall, notwithstanding any contrary terms of the written agreement governing such Option, accelerate and become exercisable in full at least ten days prior to (and shall expire on) the consummation of such dissolution, liquidation, merger or sale of stock or sale of assets on such conditions as the Board shall determine unless the successor corporation assumes the outstanding Options or substitutes substantially equivalent options as determined by the Board. The acceleration of the outstanding Options shall be conditioned on the actual occurrence of such a dissolution, liquidation, merger or sale of stock or assets.

     Section 11.  Time of Granting Options.  The date of grant of an Option
                  ------------------------
shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

     Section 12.  Amendment and Termination of the Plan.
                  -------------------------------------

          (a)     Amendment and Termination.  The Board may at any time amend,
                  -------------------------
     alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuance shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 (or any other applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b)     Effect of Amendment or Termination.  Any such amendment or
                  ----------------------------------
     termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     Section 13.  Conditions Upon Issuance of Shares.  Shares shall not be
                  ----------------------------------
issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     Section 14.  Reservation of Shares.  The Company, during the term of this
                  ---------------------
Plan, will at all times reserve and keep available such number of the Shares available for issuance pursuant to this Plan as shall be sufficient to satisfy the requirements of the Plan.

     Section 15.  Option Agreement.  Options shall be evidenced by written
                  ----------------
option agreements in such form as the Board shall approve.

     Section 16.  Stockholder Approval.
                  --------------------

          (a) The Plan shall be subject to approval by the stockholders of the Company within 12 months of its adoption by the Board. If such stockholder approval is obtained at a duly held stockholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon. If such stockholder approval is obtained by written consent, it may be obtained by the written consent of the holders of a majority of the outstanding shares of the Company.

          (b) Any required approval of the stockholders of the Company shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

     Section 17.  Information to Optionees.  The Company shall provide to each
                  ------------------------
Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports to stockholders, proxy statements and other information provided to all stockholders of the Company.